Exhibit 99.2

CarLotz, Inc., one of the Largest Privately-Held Used Vehicle Retail Disruptors with the Industry’s Only Consignment-to-Retail Sales Platform, to Become a Public Company

Acamar Partners Acquisition Corp. (Nasdaq: ACAM) and CarLotz, Inc.

Enter into a Definitive Business Combination Agreement

Fidelity Management & Research Company LLC and other investors along with strategic partners including KAR Global (parent of ADESA and TradeRev), McLarty Diversified Holdings (founded by Franklin McLarty, former CEO of one of the largest U.S. automotive dealership groups), Rick Wagoner (former CEO of General Motors) and TRP Capital Partners (existing investor and leading private equity fund in the transportation sector) commit to fund a $125 million common stock PIPE. Acamar Partners and CarLotz Co-Founder and Chief Executive Officer Michael Bor are also participating in the PIPE

High Growth, Run-Rate Profitable and Cash-Flow Breakeven

Investor Conference Call Scheduled for 9:00 a.m. ET on Thursday, October 22

October 22, 2020 – Miami, FL and Richmond, VA – Acamar Partners Acquisition Corp. (Nasdaq: ACAM) (“Acamar Partners”), a publicly-traded special purpose acquisition company, and CarLotz, Inc. (“CarLotz” or the “Company”), one of the largest privately-held used vehicle retail disruptors with the industry’s only consignment-to-retail sales platform, announced today they executed a definitive business combination agreement that would make CarLotz a public company. At closing, anticipated in the fourth quarter of 2020, the combined company will be named CarLotz, Inc. and is expected to remain listed on Nasdaq and trade under the new ticker symbol LOTZ.

Fidelity Management & Research Company LLC and other key investors along with strategic partners including KAR Global (NYSE: KAR, the parent company of ADESA and TradeRev), McLarty Diversified Holdings (founded by Franklin McLarty, former CEO of one of the largest U.S. automotive dealership groups), Rick Wagoner (the former CEO of General Motors) and TRP Capital Partners (existing investor and leading private equity fund in the transportation sector) have committed to invest $125 million in the form of a common stock PIPE at $10.00 per share. Acamar Partners and CarLotz Co-Founder and Chief Executive Officer Michael Bor are also participating in the PIPE. Strategic investors and management represent circa 15% of the PIPE.

CarLotz was founded on a vision to transform the used vehicle industry. With the industry’s only consignment-to-retail sales model and its asset-light inventory sourcing model, CarLotz offers a compelling value proposition for both vehicle buyers and sellers, resulting in significant market share expansion opportunities in the massive and fragmented used vehicle industry. CarLotz’ proprietary technology and omni-channel marketplace provide consumers a seamless, worry and hassle-free user experience that eliminates the frustrations often experienced in the car buying and selling process. Additionally, CarLotz pioneered Retail Remarketing™, which enables corporate sellers of vehicles to access the financial benefits of direct-to-retail sales opportunities as opposed to settling for wholesale prices through a vehicle auction. Today, as the only consignment-to-retail service provider in the industry, CarLotz serves not only consumers seeking to sell a used vehicle but also many of the largest corporate vehicle remarketers in banking, rental, fleet management, original equipment manufacturers and other markets. CarLotz has built a team and culture around transparency, integrity, customer service and fun, which drives the Company’s decisions and has helped achieve some of the best net promoter scores in the used vehicle industry.

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CarLotz Investment Highlights

•	The highly-fragmented, $841 billion U.S. used vehicle market is ripe for disruption with less than 1% e-commerce penetration and less than 0.1% Retail RemarketingTM penetration today, providing a significant market share opportunity for CarLotz.

•	CarLotz offers a compelling value proposition for corporate vehicle sourcing partners and retail sellers who, on average, receive approximately $1,000 more for their vehicles, net of all fees and expenses, than when utilizing the alternative wholesale sales channel (e.g., auction, trade-in, etc.).

•	Customers who buy their vehicles from CarLotz also share in the upside created by CarLotz’ pioneering consignment-to-retail sales model, which on average saves up to $1,000 as compared to traditional used car dealerships.

•	CarLotz’ contactless end-to-end e-commerce capabilities give buyers the opportunity to transact the way they’re most comfortable: on the internet, over the phone or in-person.

•	The industry’s only asset-light consignment sales model, with 90% of CarLotz’ vehicles non-competitively sourced and 60% sourced from its corporate vehicle sourcing partners, enables CarLotz to operate without the need for significant capital or capital at risk to support traditionally owned inventory.

•	CarLotz is the only omni-channel used vehicle business that makes it possible for corporate vehicle sourcing partners to sell their vehicle inventory at retail prices. CarLotz’ proprietary Retail RemarketingTM technology is fully integrated with those of its corporate vehicle sourcing partners providing an easy and seamless remarketing experience, as well as industry leading reporting, data analytics, pricing information and vehicle triage decision-making.

•	CarLotz is high-growth, run-rate profitable and cash-flow breakeven.

•	CarLotz is poised to take advantage of significant near-term growth opportunities anchored on its nationwide expansion plans, increased inventory from existing and new corporate vehicle sourcing partners, cutting-edge technology platforms and increased focus on marketing.

•	The transaction is priced at a multiple of 0.88X estimated revenue for fiscal 2022 and a multiple of 6.8X estimated gross profit for fiscal 2022, a meaningful discount to CarLotz’ publicly traded peers.

Luis Solorzano, Chief Executive Officer of Acamar Partners, commented: “CarLotz embodies our investment philosophy of growth and value creation. Our team at Acamar Partners is partnering with CarLotz not only because the Company offers the highest growth prospects in the industry over the coming years, but also because it is one of the industry’s run-rate profitable and cash-flow breakeven players. On top of this great combination of attractive market dynamics and a differentiated business model, CarLotz benefits from multiple short and long-term growth opportunities driven by its ongoing nationwide expansion, which Acamar Partners expects to support through this transaction. We are pleased to partner with Michael and the team and be part of this disruption opportunity.”

“We are thrilled to bring CarLotz and Acamar Partners together as one company, adding more fuel to the fire that we built when founding the business in 2011,” said Michael Bor, Co-Founder and Chief Executive Officer of CarLotz. “We pioneered the Retail RemarketingTM industry by creating a system for corporate sellers of vehicles to access the retail market. Our technology, omni-channel marketing and asset-light inventory sourcing model allows consumers to buy, sell, trade or consign vehicles online or in-person, creating a unique model to capture market share over the long term.”

“We teamed up with CarLotz to support the Company’s national expansion and continued growth,” said Steve Carrel, Managing Director of TRP Capital Partners. “We are leaders in transportation investing, and CarLotz’ attractive business model manifests our philosophy of pursuing highly differentiated product and service offerings, with strong management teams that we can take to the next level with the support of our broad industry network and resources.”

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Transaction Overview

The transaction implies a pro forma enterprise valuation for CarLotz of $827 million, or 0.88x 2022 estimated revenue of $945 million and 6.8x 2022 estimated gross profit of $121 million. Existing CarLotz shareholders will roll over the vast majority of their existing equity, retaining 59% of the combined company’s pro forma equity.

The transaction will be fully funded by a combination of Acamar Partners’ up to $311 million cash-in-trust and $125 million of PIPE proceeds, which have been fully committed by a pool of institutional and strategic investors, enabling the combined entity to retain up to $321 million of cash following the transaction (assuming no redemptions by Acamar Partners’ existing shareholders) to support working capital and fund the Company’s growth.

The Board of Directors of each of Acamar Partners and CarLotz have unanimously approved the transaction. The transaction will require the approval of the stockholders of both Acamar Partners and CarLotz, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to fully fund CarLotz’ expansion and growth initiatives, including investments in core technology and capital expenditures for a nationwide hub expansion. The transaction is expected to close in the fourth quarter of 2020.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Acamar Partners with the Securities and Exchange Commission and will be available at www.sec.gov.

Advisors

CarLotz advisors include Deutsche Bank Securities serving as lead financial and capital markets advisor, Barclays serving as financial and capital markets co-advisor, William Blair serving as capital markets co-advisor and Freshfields Bruckhaus Deringer serving as legal counsel. Acamar Partners advisors include Goldman Sachs as sole financial advisor and placement agent for the PIPE and Simpson Thacher & Bartlett serving as legal counsel.

Investor Conference Call Information

CarLotz and Acamar Partners will host a joint investor conference call to discuss the proposed transaction on Thursday, October 22 at 9:00 am ET.

Interested parties may listen to the conference call via telephone by dialing 1-877-451-6152, or for international callers, 1-201-389-0879. A telephone replay will be available until 11:59 pm ET on October 29, 2020 and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering replay Pin number: 13712290.

The conference call webcast, a related investor presentation with more detailed information regarding the proposed transaction and a transcript of the investor call will be available at www.acamarpartners.com and www.carlotz.com. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

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About CarLotz, Inc.

CarLotz is a used vehicle consignment and Retail Remarketing™ business that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to access the previously unavailable retail sales channel while simultaneously providing buyers with prices that are, on average, below those of traditional dealerships. Our mission is to create the world’s greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing and selling model that offers a seamless omni-channel experience and comprehensive selection of vehicles while allowing for a fully contactless end-to-end e-commerce interface that enables no hassle buying and selling. Our proprietary Retail Remarketing™ technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics along with custom business intelligence reporting that enables price and vehicle triage optimization between the wholesale and retail channel. Through our marketplace model, we generate significant value for both sellers and buyers through price, selection and experience. For more information, visit www.carlotz.com.

About Acamar Partners Acquisition Corp.

Acamar Partners Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Acamar Partners Acquisition Corp. raised $305.6 million in its initial public offering in February 2019 (and subsequent exercise of the underwriters’ over-allotment option). The company’s securities are quoted on Nasdaq under the ticker symbols ACAM, ACAMW and ACAMU. For more information, visit www.acamarpartners.com.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Acamar Partners and CarLotz. Acamar Partners intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement of Acamar Partners, a prospectus of Acamar Partners and a consent solicitation statement of CarLotz, and will file other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus/consent solicitation statement will also be sent to the stockholders of Acamar Partners and CarLotz, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Acamar Partners and CarLotz are urged to carefully read the entire registration statement and proxy statement/prospectus/consent solicitation statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Acamar Partners with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Acamar Partners may be obtained free of charge from Acamar Partners at www.acamarpartners.com. Alternatively, these documents, when available, can be obtained free of charge from Acamar Partners upon written request to Acamar Partners Acquisition Corp., 1450 Brickell Avenue, Suite 2130, Miami, Florida 33131, or by calling 786-264-6680.

Participants in the Solicitation

Acamar Partners, CarLotz and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Acamar Partner in connection with the proposed merger. Information regarding Acamar Partners’ directors and executive officers is contained in Acamar Partners’ Annual Report on Form 10-K for the year ended December 31, 2019, which has been filed with the SEC and is available at the SEC website at www.sec.gov.

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Additional information regarding the interests of these participants and other persons who may be deemed to be participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus/consent solicitation statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding Acamar Partners’ and CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Acamar Partners’ Form 10-K for the year ended December 31, 2019 under “Risk Factors” in Part I, Item 1A and in Acamar Partners’ Form 10-Q for the quarterly period ended March 31, 2020 and Form 10-Q for the quarterly period ended June 30, 2020 under “Risk Factors” in Part II, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to risks previously disclosed in Acamar Partners’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of Acamar Partners and CarLotz on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to management’s focus on the proposed transaction rather than on the ongoing business operations of CarLotz; business disruption following the transaction; risks related to Acamar Partners’ or CarLotz’ indebtedness; other consequences associated with mergers, acquisitions and legislative and regulatory actions and reforms; risks of the automotive and used vehicle industries; the potential impact of COVID-19 on the used vehicle industry and on the CarLotz business; litigation, complaints, product liability claims or adverse publicity; the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; new entrants in the consignment-to-retail used vehicle business; technological disruptions, privacy or data breaches, the loss of data or cyberattacks; and the ability to compete successfully with new and existing market participants.

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Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Acamar Partners’ and CarLotz’ control. While all projections are necessarily speculative, Acamar Partners and CarLotz believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Acamar Partners and CarLotz, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Forward-looking statements speak only as of the date they are made, and Acamar Partners and CarLotz are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Acamar Partners has filed or will file from time to time with the SEC. Forward-looking statements are expressed in good faith, and Acamar Partners and CarLotz believe there is a reasonable basis for then. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Acamar Partners and is not intended to form the basis of an investment decision in Acamar Partners. All subsequent written and oral forward-looking statements concerning Acamar Partners and CarLotz, the proposed transaction or other matters and attributable to Acamar Partners and CarLotz or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Investors:

CarLotzIR@icrinc.com

Media:

CarLotzPR@icrinc.com

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